UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2011 (December 31, 2010)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in our Current Report on Form 8-K dated January 5, 2011, on December 31, 2010 Protective Life Insurance Company (“Protective Life”), a wholly-owned subsidiary of Protective Life Corporation (“Protective”, “we” or “our”), completed the acquisition contemplated by the stock purchase agreement previously reported in our Current Report on Form 8-K dated September 17, 2010.  Pursuant to that agreement with Torchmark Corporation (“Torchmark”) and its wholly-owned subsidiaries, Liberty National Life Insurance Company (“Liberty National”) and United Investors Life Insurance Company (“United Investors”), Protective Life purchased from Liberty National the stock of United Investors.

In connection with the purchase of United Investors, Protective is filing as Exhibit 99.1 to this Current Report (i) the Unaudited Balance Sheet of United Investors as of September 30, 2010 and the Unaudited Statements of Operations, Shareholder’s Equity, Comprehensive Income (Loss) and Cash Flows for the nine months ended September 30, 2010 and 2009, and (ii) the Audited Balance Sheets of United Investors as of December 31, 2009 and 2008, and the related Statements of Operations, Comprehensive Income (Loss), Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2009. In addition, Protective is filing as Exhibit 99.2 to this Current Report our Unaudited Pro Forma Condensed Combined Financial Information (the “Pro Forma Financial Information”) which gives effect to the acquisition of United Investors as of the dates and for the periods therein specified. We have prepared the Pro Forma Financial Information to illustrate what our financial condition and our results of operation would have been if we had completed the acquisition of United Investors as of the dates indicated in the Pro Forma Financial Information. In preparing the Pro Forma Financial Information, we have used certain assumptions which at the time of preparation we believed were reasonable. However, we cannot provide assurance that any or all of our assumptions will prove to be correct. Our actual financial condition and our actual results of operation following the completion of the acquisition may be materially different than presented herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The Unaudited Interim Financial Statements of United Investors for the nine months ended September 30, 2010 and 2009 and the Audited Financial Statements of United Investors as of the dates and for the years therein specified, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information:

The Unaudited Pro Forma Condensed Combined Financial Information of Protective giving effect to the acquisition of United Investors, as of the dates and for the periods therein specified, are attached hereto as Exhibit 99.2 and are incorporated in this Current Report by reference.

(d) Exhibits:

23.1 — Consent of Deloitte & Touche LLP

99.1 — Unaudited Interim Financial Statements and the Audited Financial Statements of the Acquired Company

99.2 — Unaudited Pro Forma condensed combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
/s/Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and Chief Accounting Officer

Dated: March 15, 2011